SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported):July 15, 1998

                 Safe Alternatives Corporation of America, Inc.
             (Exact name of registrant as specified in its charter)



        Florida                        000-21627               06-1413994
        -------                        ---------               ----------
(State or other jurisdiction       (Commission file          (IRS Employer
      of incorporation)                number)             Identification No.)



           27 Governor Street, Ridgefield, Connecticut           06877
           -------------------------------------------           -----
          (Address of principal executive offices)             (Zip Code)


                                 (203) 438-8144
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         -------------

          On July 15, 1998, the Registrant announced that it had entered into an agreement to acquire substantially all of the assets of Norfield Corporation, and issued the press release attached hereto as an exhibit, which is incorporated herein by reference.

Item 7.   Exhibits.
          ---------

         Exhibit No.       Description
         ----------        -----------

          99.1             Press release dated July 15, 1998

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Safe Alternatives Corporation of America, Inc. (Registrant)

Dated:  July 15, 1998             By:  /s/   Richard J. Fricke
                                       ------------------------------
                                            Richard J. Fricke
                                                President





                                  EXHIBIT INDEX


         Exhibit No.              Description
         -----------              -----------

          99.1                    Press release dated July 15, 1998



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